UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2018

NF ENERGY SAVING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50155	02-0563302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Qingnian Avenue, Heping District
Shenyang, P.R. China	110015
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code: (8624) 8563-1159

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 — Changes in Registrant’s Certifying Accountant

On December 24, 2018, NF Energy Saving Corporation (the “Company”) was notified that HKCM CPA & Co.(Predecessor firm: HKCMCPA Company Limited) (“HKCMCPA”) has resigned as the Company’s principal independent accountant.

HKCMCPA reported on the Company’s financial statements for the fiscal years ended December 31, 2016 and December 31, 2017. During the Company’s two most recent fiscal years, and subsequently up to the date of resignation, there were no disagreements between the Company and HKCMCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to HKCMCPA’s satisfaction, would have caused HKCMCPA to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the Company’s last two fiscal years nor subsequently up to the date of dismissal.

HKCMCPA’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion and HKCMCPA’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2016 contained no adverse opinion or disclaimer of opinion.

The Company provided HKCMCPA with a copy of this disclosure before its filing with the Securities and Exchange Commission (the “SEC”), providing HKCMCPA with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the disclosures made in the filing. A letter from HKCMCPA is attached as Exhibit 16.1 to this filing.

On December 26, 2018, NF Energy’s board of directors ratified Centurion ZD CPA & Co (“CZD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. During each of the Company’s two most recent fiscal years and through the date of this report, neither the Company nor anyone on its behalf consulted with CZD regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements by CZD, in either case where written or oral advice provided by CZD would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from HKCMCPA Company Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF ENERGY SAVING CORPORATION

Date: December 27, 2018	By:	/s/ Gang Li
Gang Li,
President and Chief Executive Officer